EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     WITH RESPECT TO FORM S-8 AND FORM S-3


      As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the company's previously filed Registration Statements on Form S-8 (Nos. 33-46962, 33-14906 and 33-37246) and on Form S-3 (Nos. 33-65122,
33-51595 and 33-52735).


                                                      /s/ ARTHUR ANDERSEN LLP
                                                      _______________________
                                                      ARTHUR ANDERSEN LLP


Chicago, Illinois
March 23, 1995